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                                                                     EXHIBIT 1.1
                           UNITED PARCEL SERVICE, INC.

                                 DEBT SECURITIES

                              ---------------------

                             UNDERWRITING AGREEMENT

                                                    .................  , 20....

   TO THE REPRESENTATIVES NAMED IN SCHEDULE I
   OF THE SEVERAL UNDERWRITERS NAMED IN SCHEDULE II

Ladies and Gentlemen:

         United Parcel Service, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the firms named in Schedule II hereto (such firms constituting the "Underwriters") certain of its debt securities specified in Schedule III hereto (the "Designated Securities"). The representative or representatives of the Underwriters, if any, specified in Schedule I hereto are hereinafter referred to as the "Representatives"; provided, however, that if Schedule I hereto does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement (other than in Sections 1(b) and 5), shall mean the Underwriters.

         1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                (a) A registration statement on Form S-3 (File No. 33-.... )
         (the "Initial Registration Statement") in respect of the Designated Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the




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         Commission pursuant to Rule 424 under the Act, is hereinafter called a
         "Preliminary Prospectus"; the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference therein at the time the Initial Registration Statement became effective but excluding the Statement of Eligibility on Form T-1 of the Trustee (the "Form T-1"), each as amended at the time the Initial Registration Statement or post-effective amendment became effective or the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus as amended or supplemented relating to the Designated Securities, in the form in which it is first used to confirm sales of the Designated Securities being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

                (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when they became effective or were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to the Designated Securities or (ii) the Form T-1;


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                (c) The Registration Statement, as of its effective date or the date of any post-effective amendment thereto, conformed, and the Prospectus as of its issue date conformed, and any further amendments or supplements to the Registration Statement or the Prospectus as of their respective effective or issue dates will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder; and (i) the Registration Statement and any amendment thereto, as of the applicable effective date of the Registration Statement or any such amendment, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus and any amendment or supplement thereto, as of the date of the Prospectus or any such amendment or supplement, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) the Prospectus, as amended or supplemented, if applicable, at the Time of Delivery, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to the Designated Securities or (ii) the Form T-1.;

                (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any change in the capital stock (other than changes due the issuance or exercise of stock options, stock appreciation rights or other rights pursuant to employee benefit plans described in the Registration Statement) or a material increase in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development reasonably likely to result in a material adverse change, in or affecting the business, financial condition, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Change");

                (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                (f) The Designated Securities have been duly authorized, and, when executed, authenticated, issued, delivered and paid for pursuant to this Agreement and authenticated by the Trustee, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity, entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly


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         authorized and duly qualified under the Trust Indenture Act and, at the
         Time of Delivery, the Indenture will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity; and the Indenture conforms, and the Designated Securities will conform, in all material respects to the descriptions thereof contained in the Prospectus;

                (g) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party that is material to the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, except for such breaches, violations or defaults that would not result in a Material Adverse Change; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except (i) where the failure to obtain any such consent, approval, authorization, order, registration or qualification would not result in a Material Adverse Change and (ii) for such consents, approvals, authorizations, orders, registrations or qualifications that have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and or that may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

         2. The several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         3. The Designated Securities to be purchased by each Underwriter pursuant to this Agreement, in the form specified herein, and in such authorized denominations and registered in such names as the Representatives may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least 48 hours in advance or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery."

         4. The Company agrees with each of the Underwriters of the Designated Securities:

                (a) To prepare the Prospectus in relation to the Designated Securities in a form reasonably approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further


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         amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of this Agreement and prior to the Time of Delivery if the Representatives reasonably disapprove thereof promptly after reasonable notice thereof (provided, however, that (i) the Company may make any such further amendment or supplement which, in the opinion of counsel to the Company, is required by law, and (ii) the Company shall only be required to provide the Company's reports to be filed with the Commission pursuant to the Exchange Act to the Representatives on the business day prior to the date on which such filings are to be transmitted for filing with the Commission); to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the
         Exchange Act subsequent to the date of the Prospectus for so long as the delivery of a prospectus is required in connection with the offering or sale of the Designated Securities; and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of the Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information;
         and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

                (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives reasonably may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                (c) Unless otherwise agreed to by the Representatives, prior to 3:00 p.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the issue date of the Prospectus in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be


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         necessary during such same period to amend or supplement the
         Prospectus, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                (d) To make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                (e) During the period beginning from the date hereof and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after the Time of Delivery and which are substantially similar to the Designated Securities, without the prior written consent of the Representatives; and

                (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, DC time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         5. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Designated Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Indenture, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky survey and the preparation of any Blue Sky Memorandum; (iv) any fees charged by securities rating services for rating the Designated Securities; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities; (vi) the cost of preparing the Designated Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the reasonable fees and disbursements of counsel for any Trustee in connection with any Indenture and the Designated Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which


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are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 7 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising or roadshow expenses connected with any offers they may make.

         6. The obligations of the Underwriters under this Agreement shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in this Agreement are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

         (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery, with respect to the valid existence of the Company, the validity of the Designated Securities, the Registration Statement, the Prospectus and as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) King Spalding LLP, special counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                           (i) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware with the corporate power and authority under such laws to own its properties and conduct its business as described in the Prospectus as amended or supplemented.

                           (ii) The Indenture has been duly authorized, executed and delivered by the Company; the Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity. The Indenture has been duly qualified under the Trust Indenture Act.

                           (iii) The Designated Securities have been duly authorized and, when executed, authenticated, issued and delivered in the manner provided for in the Indenture against payment therefor as provided in this Agreement, will (A) constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement of


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                  remedies, to bankruptcy, insolvency, reorganization,
                  moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity and (B) be entitled to the benefits of the Indenture. The Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented.

                           (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained by the Company for the issuance, sale and delivery of the Designated Securities by the Company or for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws.

                           (v) This Agreement has been duly authorized, executed and delivered by the Company.

                           (vi) The Registration Statement has become effective under the Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending under the Act; and the Registration Statement, as of its effective date, and the Prospectus, as amended or supplemented as of its issue date and the Time of Delivery, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations (in each case other than the financial statements and notes thereto, the financial statement schedules and other financial and statistical data and Form T-1 included or incorporated by reference therein).

                 In addition, such counsel shall state that, in its capacity as counsel for the Company, it has rendered legal advice and assistance in connection with the Company's preparation of the Registration Statement and the Prospectus. Rendering such assistance included, among other things, discussions and inquiries concerning various legal matters, the review of certain documents, and participating in conferences with officers and other representatives of the Company, representatives of the Company's independent auditors and representatives of the Underwriters and their counsel during which the contents of the Registration Statement and the Prospectus and related matters were discussed and reviewed. Such counsel shall state that although it is not passing upon and does do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, on the basis of the information that was developed in the course of the performance of the services referred to above, nothing has come to its attention that causes it to believe that (a) the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and notes thereto, the financial statement schedules and other financial and statistical data and Form T-1 included or incorporated by reference therein), as of the latest effective date thereof, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and notes thereto and the financial


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         statement schedules and other financial and statistical data included or incorporated by reference therein), as of its issue date and as of the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) A representative of the Legal Department of for the Company satisfactory to the Representatives shall have furnished to the Representatives his or her written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                           (i) The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases material properties or in which the conduct of its business requires such qualification and in which the failure to be so qualified would result in a Material Adverse Change.

                           (ii) Each subsidiary of the Company that is a "significant subsidiary", as defined in Rule 1-02(w) of Regulation S-X under the Act (each a "Significant Subsidiary"), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change.

                           (iii) The execution, delivery and performance of the Indenture, this Agreement and the issuance and sale of the Designated Securities by the Company and the consummation of the transactions contemplated herein and therein by the Company (a) do not and will not result in any violation of the certificate of incorporation or bylaws of the Company, (b) to the knowledge of such counsel, do not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or other instrument binding upon the Company or any Significant Subsidiary that is material to the Company and its subsidiaries taken as a whole, and (c) do not and will not result in a violation of any existing material law, rule or regulation applicable to the Company or any material judgment, order, writ, injunction or decree known to such counsel of any governmental authority or court having jurisdiction over the Company. The Company has the corporate power and authority to authorize, issue and sell the Designated Securities as contemplated by this Agreement.

                           (iv)     The statements in the (a) documents
                  incorporated by reference into the Prospectus under the captions "Government Regulation" and "Legal Proceedings" in the Company's most recently filed Annual Report on Form 10-K and Part II, Item 1 of the Company's subsequently filed Quarterly Reports on Form 10-Q, if any (or comparable paragraphs under the caption "Liquidity and Capital Resources" in Part I, Item 2 of such Quarterly Reports on Form 10-Q, as the case may be), and (b) the Registration Statement under
                  Item 15, insofar as such statements purport to constitute summaries of the documents (or provisions

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                  thereof), statutes (or provisions thereof) or legal
                  proceedings referred to therein, fairly present the information required to be described with respect to such documents (or provisions thereof), statutes (or provisions thereof) or legal proceedings and accurately summarize in all material respects such documents (or provisions thereof), statutes (or provisions thereof) or legal proceedings.

                           (v) To the knowledge of such counsel, (a) there are no legal or governmental proceedings pending or threatened to which the Company or any Significant Subsidiary is a party, or to which any of the properties of the Company or any Significant Subsidiary is subject, that are required to be described in the Registration Statement or the Prospectus and are not so described, and (b) there are no statutes, regulations or contracts that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

         (e) At the Time of Delivery for the Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex I hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I hereto);

         (f) Since the execution and delivery of this Agreement, neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from any calamity, labor dispute or court or governmental action, order or decree, other than as set forth in or contemplated by the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), and there shall not have been any change in the capital stock (other than changes due the issuance or exercise of stock options, stock appreciation rights or other rights pursuant to employee benefit plans described in the Registration Statement) or a material increase in the long-term debt of the Company or any of its subsidiaries or any change, or any development reasonably likely to result in a change, in or affecting the business, financial condition, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) reviewed by the Representatives at the time of execution and delivery of this Agreement, the effect of which in any such case is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus;

         (g) On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

         (h) On or after the date of this Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any material adverse change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

         (i) The Company shall have complied with the provisions of Section 4(c) hereof; and

         (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

         7.       (a)      The Company will indemnify and hold harmless each
Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to the Designated Securities.

         (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to the Designated Securities and not joint.

         (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         8. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under this Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such

Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities.

         10. If this Agreement shall be terminated pursuant to Section 8 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities except as provided in Sections 5 and 7 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, other than the occurrence of an event described in Section 6(g)(i), (iii), (iv) or (v), the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including the reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 5 and 7 hereof.

         11. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in Schedule I to this Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in
Schedule I to this Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         13. Time shall be of the essence of this Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, DC is open for business.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         15. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         16       The Company is authorized, subject to applicable law, to
disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please sign and return to us _____ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this Agreement shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this Agreement on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        United Parcel Service, Inc.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

Accepted as of the date hereof:


[Name of Book-Running Representative(s)]
[Name(s) of Co-Representative(s)]


[By:
     -----------------------------------------

[[Name(s) of Co-Representative Corporation(s)]


[By:
     -----------------------------------------
     Name:
     Title:

     -----------------------------------------
            [(Name(s) of Co-Representative
                   Partnership(s))](1)]

         On behalf of each of the Underwriters

                                   SCHEDULE I



                   REPRESENTATIVES OF THE SEVERAL UNDERWRITERS

                                   SCHEDULE II






                                                                     PRINCIPAL
                                                                     AMOUNT OF
                                                                     DESIGNATED
                                                                     SECURITIES
                                                                       TO BE
                                      UNDERWRITER                    PURCHASED
                                      -----------                    ---------





                  Total.....................................    ---------------
                                                                $
                                                                ===============

                                  SCHEDULE III



TITLE OF DESIGNATED SECURITIES:

         [  %] [Floating Rate] [Zero Coupon] [Notes]
         [Debentures] due                        ,

AGGREGATE PRINCIPAL AMOUNT:
         [$]

PRICE TO PUBLIC:

             % of the principal amount of the Designated Securities, plus
         accrued interest[, if any,] from        to      [and accrued
         amortization[, if any,] from        to        ]

PURCHASE PRICE BY UNDERWRITERS:

             % of the principal amount of the Designated Securities, plus
         accrued interest from        to        [and accrued amortization[, if
         any,] from          to            ]

FORM OF DESIGNATED SECURITIES:

         [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

         [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

       Federal (same day) funds

TIME OF DELIVERY:

         a.m. (New York City time),                      , 20

INDENTURE:

       Indenture dated            , 20     , between the Company and ,
                  as Trustee

MATURITY:



INTEREST RATE:

         [   %] [Zero Coupon] [See Floating Rate Provisions]

INTEREST PAYMENT DATES:

         [months and dates, commencing ....................., 20..]

REDEMPTION PROVISIONS:

         [No provisions for redemption]

         [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$ ] or an integral multiple thereof,

         [on or after       ,   at the following redemption prices (expressed in
         percentages of principal amount). If [redeemed on or before           ,
         %, and if] redeemed during the 12-month period beginning              ,


                                                 REDEMPTION
               YEAR                                PRICE
               ----                                -----



         and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

         [on any interest payment date falling on or after          ,       , at
         the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

         [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

         [Restriction on refunding]

SINKING FUND PROVISIONS:

         [No sinking fund provisions]

         [The Designated Securities are entitled to the benefit of a sinking
         fund to retire [$        ] principal amount of Designated Securities
         on         in each of the years          through
                      at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$ ] principal amount of Designated
         Securities in the years       through        at 100% of their principal
         amount plus accrued interest.]

         [If Designated Securities are extendable debt securities, insert--

EXTENDABLE PROVISIONS:

         Designated Securities are repayable on          ,      [insert date and
         years], at the option of the holder, at their principal amount with
         accrued interest. The initial annual interest rate will be       %, and
         thereafter the annual interest rate will be adjusted on       ,     and
         to a rate not less than         % of the effective annual interest rate
         on U.S. Treasury obligations with            -year maturities as of the
         [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

      [If Designated Securities are floating rate debt securities, insert--

FLOATING RATE PROVISIONS:

         Initial annual interest rate will be      % through     [and thereafter
         will be adjusted [monthly] [on each       ,       , and        ] [to an
         annual rate of      % above the average rate for      -year [month]
         [securities][certificates of deposit] issued by                     and
                 [insert names of banks].] [and the annual interest rate
         [thereafter] [from        through        ] will be the interest yield
         equivalent of the weekly average per annum market discount rate for
                     -month Treasury bills plus    % of Interest Differential
         (the excess, if any, of (i) the then current weekly average per annum
         secondary market yield for           -month certificates of deposit
         over (ii) the then current interest yield equivalent of the weekly
         average per annum market discount rate for          -month Treasury
         bills); [from        and thereafter the rate will be the then current
         interest yield equivalent plus    % of Interest Differential].]

DEFEASANCE PROVISIONS:



CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:



ADDITIONAL CLOSING CONDITIONS:



NAMES AND ADDRESSES OF REPRESENTATIVES:

     Designated Representatives:

     Address for Notices, etc.:

[OTHER TERMS]:

                                                                         ANNEX I

         Pursuant to Section 6(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives;

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon, copies of which have been furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited condensed consolidated
                  statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.